UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2022

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 8, 2022, Kohl’s Corporation (the “Company”) issued a press release reporting, among other matters, certain preliminary sales and earnings results for the quarter ended October 29, 2022. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02, including that portion of the exhibit attached hereto relating to the Company’s preliminary sales and earnings results for the quarter ended October 29, 2022, is furnished solely pursuant to Item 2.02 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

Resignation of Chief Executive Officer

On November 6, 2022, Michelle Gass resigned her positions as Chief Executive Officer of the Company and a member of its Board of Directors (the “Board”), effective December 2, 2022 (the “Effective Date”).

Ms. Gass’s resignation from the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Interim Chief Executive Officer

On November 7, 2022, the Board appointed Thomas A. Kingsbury as Interim Chief Executive Officer of the Company, effective as of the Effective Date. Mr. Kingsbury, age 70, a director of the Company since 2021, previously served as President and Chief Executive Officer of Burlington Stores, Inc. from 2008 to 2019, and as Chair of the board of Burlington Stores, Inc. from 2014 to 2020. Prior to that, he served as Senior Executive Vice President – Information Services, E-Commerce, Marketing and Business Development – with Kohl’s, Inc. from 2006 to 2008. Prior to joining Kohl’s, Inc., Mr. Kingsbury held various management positions with The May Department Stores Company, an operator of department store chains, commencing in 1976 and as President and Chief Executive Officer of the Filene’s division from 2000 to 2006. He is currently a director of Tractor Supply Company, BJ’s Wholesale Club Holdings, Inc., and Big Lots, Inc.

Compensatory arrangements relating to Mr. Kingsbury’s service as Interim Chief Executive Officer of the Company have not been definitively determined as of the date hereof. The Company will provide disclosure of the material terms of such arrangements on an amendment to this current report on Form 8-K within four business days after they become available.

Item 8.01.	Other Events.

On November 8, 2022, the Company issued a press release relating to the events described under Items 2.02 and 5.02 of this current report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference, except for the portion of the press release relating to the Company’s preliminary sales and earnings results for the quarter ended October 29, 2022.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “intends,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements, including statements business conditions or results of operations and other information are subject to certain risks and uncertainties, which could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K and Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q for the first quarter of fiscal 2022, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. Forward-looking statements relate to the date initially made, and the Company undertakes no obligation to update them.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 8, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2022	KOHL’S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Senior Executive Vice President, General Counsel and Corporate Secretary